CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc.

EXHIBIT C

AMENDED as of April 19, 2019

Portfolio Series of the Trust

WisdomTree Japan Hedged Equity Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree U.S. High Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree U.S. Dividend ex-Financials Fund

WisdomTree International Equity Fund

WisdomTree U.S. Total Dividend Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International High Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree Global High Dividend Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Asia Pacific ex-Japan Fund

WisdomTree U.S. MidCap Fund (f/k/a WisdomTree U.S. MidCap Earnings Fund)

WisdomTree U.S. SmallCap Fund (f/k/a WisdomTree U.S. SmallCap Earnings Fund)

WisdomTree U.S. LargeCap Fund (f/k/a WisdomTree U.S. Earnings 500 Fund)

WisdomTree U.S. Total Market Fund (f/k/a WisdomTree U.S. Total Earnings Fund)

WisdomTree U.S. Quality Shareholder Yield Fund

WisdomTree Global ex-U.S. Real Estate Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree India Earnings Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Middle East Dividend Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree Japan Hedged SmallCap Equity Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Emerging Markets Consumer Growth Fund

WisdomTree Germany Hedged Equity Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Negative Duration U.S. Aggregate Bond Fund

WisdomTree Negative Duration High Yield Bond Fund

WisdomTree Floating Rate Treasury Fund

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund

WisdomTree Europe Hedged SmallCap Equity Fund

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

WisdomTree Dynamic Long/Short U.S. Equity Fund

WisdomTree Dynamic Bearish U.S. Equity Fund

WisdomTree Dynamic Currency Hedged International Equity Fund

WisdomTree Europe Multifactor Fund (f/k/a WisdomTree Dynamic Currency Hedged Europe Equity Fund)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

WisdomTree Japan Multifactor Fund (f/k/a WisdomTree Dynamic Currency Hedged Japan Equity Fund)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree Emerging Markets Dividend Fund

WisdomTree International Quality Dividend Growth Fund

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund

WisdomTree Fundamental U.S. Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund

WisdomTree Global ex-Mexico Equity Fund

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund

WisdomTree U.S. Multifactor Fund

WisdomTree ICBCCS S&P China 500 Fund

WisdomTree Balanced Income Fund

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund

WisdomTree 90/60 U.S. Balanced Fund

WisdomTree Emerging Markets Multifactor Fund

WisdomTree International Multifactor Fund

WisdomTree Yield Enhanced Global Aggregate Bond Fund

WisdomTree Yield Enhanced International Aggregate Bond Fund

WisdomTree India ex-State-Owned Enterprises Fund

WisdomTree Mortgage Plus Bond Fund

WisdomTree Trust	WisdomTree Asset
Management, Inc.

/s/ Jonathan Steinberg	/s/ Stuart Bell
Jonathan Steinberg	Stuart Bell
President	Chief Operating Officer

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